Intangible assets	12 Months Ended
Mar. 31, 2015
Intangible assets
Intangible assets

16.   Intangible assets

	As of March 31,
	2014	2015
	(in millions of RMB)
Non-compete agreements	1,050	3,630
Developed technology and patents	1,041	3,331
Trade names, trademarks and domain names	768	2,007
User base and customer relationships	264	855
Copyrights and others	—	295
Less: accumulated amortization and impairment	(1,217)	(3,543)

Net book value	1,906	6,575

Amortization expenses for the years ended March 31, 2013, 2014 and 2015 amounted to RMB130 million, RMB315 million and RMB2,089 million, respectively. During the same periods, impairment charges of RMB18 million, nil and nil were recognized in the consolidated income statements, respectively.

The estimated aggregate amortization expenses for each of the five succeeding fiscal years and thereafter are as follows:

Amounts
(in millions of RMB)
For the year ending March 31,
2016	2,629
2017	2,333
2018	1,186
2019	342
2020	71
Thereafter	14

6,575